Annual Report December 31, 1997

                                  Oppenheimer
                                   Bond Fund
                                  for Growth

                               [Graphic Omitted]

                                     [Logo]
                              OppenheimerFunds(SM)
                            THE RIGHT WAY TO INVEST

Contents

      3 President's Letter

      4 Fund Performance

      6 An Interview with the Fund's Managers

      9 Statement of Investments

      20 Statement of Assets & Liabilities

      22 Statement of Operations

      23 Statements of Changes in Net Assets

      24 Financial Highlights

      27 Notes to Financial Statements

      35 Report of Independent Accountants

      36 Federal Income Tax Information

      37 Officers & Trustees

      40 Information & Services

Report highlights
--------------------------------------------------------------------------------

o Strength in the equity market over the course of the year contributed to positive performance. That's because the value of a convertible security tends to follow the price of the issuer's underlying common stock.

o We seek total return, coupled with a reduced level of volatility, through investments in convertible securities. Because of their hybrid nature, convertible securities combine many of the advantages of both stocks and bonds.

--------------------------------------------------------------
 Avg Annual Total Returns
--------------------------------------------------------------

For the 1-year period ended 12/31/97 (without sales charges)1

Class A

-------
 18.77%
-------

Class B

-------
 17.93%
-------

Class C

-------
 17.88%
-------

Class M

-------
 18.19%
-------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                     2 Oppenheimer Bond Fund for Growth

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Bond Fund for Growth

Dear shareholder,
--------------------------------------------------------------------------------

These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

      What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch further and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

      Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't: When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations to improve their bottom lines.

      At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.

      In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

/s/ Bridget A. Macaskill
    Bridget A. Macaskill
January 23, 1998


                       3 Oppenheimer Bond Fund for Growth

 Performance update
------------------------------

------------------------------
 Avg Annual Total Returns
------------------------------
For the Period Ended 12/31/97(1)

Class A
                 Since
 1 year  5 year  Inception
------------------------------
 11.94%  N/A     14.18%
------------------------------

Class B
                 Since
 1 year  5 year  Inception
------------------------------
 12.93%  N/A     15.05%
------------------------------

Class C
                 Since
 1 year  5 year  Inception
------------------------------
 16.88%  N/A     14.16%
------------------------------

Class M
                 Since
 1 year  5 year  Inception
------------------------------
 14.35%  13.61%  10.62%
------------------------------


------------------------------
 Cumulative Total Return

For the Period Ended 12/31/97(1)

Class M

(formerly Class A)
 5 year
------------------------------
 89.27%       $18,927(3)
------------------------------

Oppenheimer Bond Fund for Growth performed very well in the year's volatile stock market. The Fund's Class A shares provided an average annual total return, without sales charges, of 18.77% for the one-year period ended December 31, 1997.(2) The positive returns can be attributed to the Fund's heavy weighting in convertible securities. Convertible securities, which combine the features of both stocks and bonds, have benefited from the strength of the equity markets. At the same time, the Fund's holdings of quality, fixed-income securities helped to limit downside risk.

Growth of $10,000
Over five years
(without sales charges)2

[The following table was represented as a mountain graph in the printed material.]

                            Goldman Sachs Conv100 $T
                       Unit Value Base: Q4 92 = $10,000.00

          Q1                Q2                Q3                Q4
92            --                --                --        $10,000.00
93    $10,894.28        $11,107.13        $11,401.03        $11,712.57
94    $11,589.49        $11,303.16        $11,689.24        $11,143.99
95    $12,087.17        $13,160.31        $13,894.57        $14,211.71
96    $15,071.85        $15,377.48        $15,839.68        $16,159.67
97    $16,377.77        $17,901.48        $19,767.48        $19,312.44

                           Oppenheimer Bd for GrM
                      Unit Value Base: Q4 92 = $10,000.00

          Q1                Q2                Q3                Q4
92            --                --                --        $10,000.00
93    $10,682.39        $10,835.30        $11,787.30        $12,124.45
94    $12,305.21        $12,007.02        $12,593.37        $11,988.12
95    $12,804.45        $13,828.55        $14,946.67        $15,108.27
96    $15,389.89        $15,688.50        $16,000.55        $16,555.43
97    $16,856.02        $18,172.42        $19,568.55        $19,566.93

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 5/1/95. The Fund's maximum sales charge for Class A shares was lower prior to 3/11/96, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 5/1/95). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 3/11/96. Class M returns include the current maximum initial sales charge of 3.25%. Class M shares have an inception date of 6/3/86. Prior to March 11, 1996, Class M shares were designated as Class A shares. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class M shares are subject to an annual 0.50% asset-based sales charge.


                       4 Oppenheimer Bond Fund for Growth

Portfolio review
--------------------------------------------------------------------------------
Portfolio Allocation(4)

[The following information was represented as a pie chart in the printed material]

o  Convertible Bonds
   & Notes           69.9%
o  Other Securities  18.8
o  Preferred Stocks  5.3
o  Cash Equivalents  4.5
o  Common Stock      1.5

Oppenheimer Bond Fund for Growth is for investors looking for total return from income, plus built-in growth potential.

What We Look For
o Convertible securities with both good upside potential and reduced downside risk.
o Companies with strong balance sheets, anticipated strong cash flow, and interest or dividend coverage at good values.
o Smaller companies that often provide better values.
o Securities that can provide equity-like returns, without excessive volatility.

Sector Breakdown(5)
-------------------------------------------------------------
 Technology                                            26.1%
-------------------------------------------------------------
 Consumer Cyclicals                                    19.6
-------------------------------------------------------------
 Industrial                                            14.0
-------------------------------------------------------------
 Consumer Non-Cyclicals                                13.8
-------------------------------------------------------------
 Financial                                             9.9
-------------------------------------------------------------
 Utilities                                             7.1
-------------------------------------------------------------
 Energy                                                3.0
-------------------------------------------------------------
 Basic Materials                                       2.9
-------------------------------------------------------------

2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
3. Results of a hypothetical $10,000 investment in Class M shares on December 31, 1992. The GS (Goldman Sachs) 100 Convertible Index is a broad-based unmanaged convertible index, and cannot be purchased directly by investors. Convertible securities are subject to credit risks described in the prospectus, and may not perform as well as stocks in rising markets. Past performance does not guarantee future results.
4. Portfolio is subject to change. Percentages are as of December 31, 1997, and are based on total market value of investments.
5. Portfolio is subject to change. Percentages are as of December 31, 1997, and are based on total net assets.


                     5 Oppenheimer Bond Fund for Growth

 An interview with your Fund's managers
--------------------------------------------------------------------------------

How did the Fund perform in 1997?

The Fund performed right up to our expectations, accomplishing its goal of providing solid risk-adjusted performance. This Fund invests primarily in convertible securities, which are fixed-income securities that are convertible into the issuer's common stock. By doing so, the Fund attempts to participate in the performance potential of the underlying equities with less volatility. As a result, the Fund's Class A shares delivered an average annual total return, without sales charges, of 18.77% for the one-year period ended December 31, 1997.(1)

Why is the concept of risk-adjusted performance important?

The Fund is managed to limit risk as well as to seek return. Its goal is to produce equity-like returns over a market cycle, with limited volatility. As such, the Fund appeals to investors who have previously had limited exposure to equities and wish to take a risk-controlled position in stocks. It also attracts seasoned equity investors who, after a period of strong stock market advances, wish to retain some exposure while attempting to control downside risk. This Fund can help risk-conscious investors stay invested, especially during periods of market volatility. The October market shock, while small in scale compared to what has been seen in previous years, reminded investors why they own this Fund:
They care about risk as well as reward.


--------------------------------------------------------------------------------
"The October market shock reminded investors why they own this Fund: They care about risk as well as reward."

1. lncludes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

                       6 Oppenheimer Bond Fund for Growth

[PHOTO]
Portfolio Management
Team (l to r)
Ted Everett
Mike Rosen
(Fund Managers)

What factors and investments have made a positive contribution to Fund performance?

Broad diversification and the benefits convertible investing brings to downside protection created a solid base upon which we could participate in the equity market's strong performance. For example, TCI Pacific Communications is the nation's largest cable operator. For largely competitive reasons, cable operators had fallen out of favor with the investment community. We took an opposite view, believing that the industry, and in particular this company's stock, was undervalued. When we established our TCI convertible position, the issue was paying a 5.5% yield, which was comfortably covered by cash flow. We felt we were paid handsomely while waiting for market sentiment to turn, and when the market recognized value, we realized a solid gain.

Another positive holding for the Fund was a dominant company in the home improvement sector. This holding has shown consistent growth in revenue and earnings. We bought a five-year convertible issue just over a year ago. We took the position fully realizing that growth could stumble and the underlying stock price could fall. But we felt adequately compensated because we could earn a 3.25% coupon on the convertible bond. Fortunately, the company's fundamentals are still strong and the Fund has shared in much of the gain in stock price.


                       7 Oppenheimer Bond Fund for Growth

 An interview with your Fund's managers
--------------------------------------------------------------------------------

These examples illustrate our core approach to establish positions that we believe will participate in most equity gains, but only suffer some of the declines. We're trying to be on the same road as the equity market, but at the same time trying to avoid most of the bumps and potholes.

Did anything over the past year hold the Fund back?

Early in the year we took the view that companies in industries such as the airlines, energy and oil services were already fully valued. Because of that view we had limited exposure to these market sectors, which turned out to be strong performers. At the broader level, our less than full participation in the equity market during a period of continued strong advance held the Fund back. The Fund's limited exposure to movement in the equity market is, of course, created by design. Shareholders who purchase this Fund are seeking an investment with a risk-controlled management style.

What is your outlook for the Fund in 1998?

Of course, no one can predict the future, but we believe there is a strong possibility that convertible securities may outperform both stocks and bonds for the first time in years. That's because we expect a moderation of equity returns and also expect total return on bonds to remain near their coupon rate. In such an environment, even a slight appreciation in a convertible's underlying equity could generate enough return to offset any interest rate disadvantage. And in any environment, convertible securities provide many of the features of both stocks and bonds, helping risk-conscious investors participate in potential equity market gains, with reduced volatility.


--------------------------------------------------------------------------------
"We're hopefully on the same road as the equity market, but trying to avoid most of the bumps or potholes."

--------------------------------------------------------------------------------


                       8 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------
Statement of Investments   December 31, 1997
--------------------------------------------------------------------------------

                                                                      Face         Market Value
                                                                      Amount       See Note 1
==============================================================================================
Convertible Corporate Bonds and Notes--70.5%
----------------------------------------------------------------------------------------------
Basic Materials--1.0%
----------------------------------------------------------------------------------------------
Metals--1.0%
Homestake Mining Co., 5.50% Cv. Sub. Nts., 6/23/00(1)                 $ 6,000,000  $ 5,580,000
----------------------------------------------------------------------------------------------
Inco Ltd., 7.75% Cv. Debs., 3/15/16                                     3,814,000    3,742,487
                                                                                     ---------
                                                                                     9,322,487

----------------------------------------------------------------------------------------------
Consumer Cyclicals--15.0%
----------------------------------------------------------------------------------------------
Autos & Housing--2.9%
Bluegreen Corp., 8.25% Cv. Sub. Debs., 5/15/12                          3,635,000    3,357,831
----------------------------------------------------------------------------------------------
Engle Homes, Inc., 7% Cv. Sub. Nts., 3/1/03                             1,850,000    2,442,000
----------------------------------------------------------------------------------------------
Magna International, Inc., 5% Cv. Sub. Debs., 10/15/02                  7,000,000    8,531,250
----------------------------------------------------------------------------------------------
MascoTech, Inc., 4.50% Cv. Sub. Debs., 12/15/03                        10,000,000    8,750,000
----------------------------------------------------------------------------------------------
Rouse Co., 5.75% Cv. Sub. Nts., 7/23/02                                 4,450,000    5,123,062
                                                                                   -----------
                                                                                    28,204,143

----------------------------------------------------------------------------------------------
Leisure & Entertainment--4.6%
Credit Suisse First Boston Corp., New York Branch, 3% Disney-
Linked Certificate of Deposit, 10/3/01(2)                              10,000,000   12,950,000
----------------------------------------------------------------------------------------------
Family Golf Centers, Inc., 5.75% Cv. Sub. Nts., 10/15/04(1)             3,000,000    3,183,750
----------------------------------------------------------------------------------------------
Hudson Hotels Corp., 7.50% Cv. Sub. Debs., 7/1/01(2)                    7,500,000    7,140,000
----------------------------------------------------------------------------------------------
Marriott International, Inc., Zero Coupon Sub. Liquid Yield Option
Nts.:
4.262%, 3/25/11(1)(3)                                                   7,000,000    4,558,750
3.935%, 3/25/11(3)                                                      3,000,000    1,953,750
----------------------------------------------------------------------------------------------
Speedway Motorsports, Inc., 5.75% Cv. Sub. Debs., 9/30/03               4,000,000    4,090,000
----------------------------------------------------------------------------------------------
Time Warner, Inc., Zero Coupon Cv. Sr. Sub. Liquid Yield Option
Nts., 4.769%, 6/22/13(3)                                               20,000,000   10,125,000
                                                                                   -----------
                                                                                    44,001,250

----------------------------------------------------------------------------------------------
Media--2.5%
Hollinger, Inc., Zero Coupon Cv. Sub. Liquid Yield Option Nts.,
6.331%, 10/5/13(3)                                                     10,000,000    3,850,000
----------------------------------------------------------------------------------------------
Interpublic Group Cos., 1.80% Cv. Sub. Debs., 9/16/04(1)                4,000,000    3,295,000
----------------------------------------------------------------------------------------------
Omnicom Group, Inc.:
2.25% Cv. Sub. Debs., 1/6/13(1)(4)                                      1,500,000    1,571,250
4.25% Cv. Sub. Debs., 1/3/07(1)                                         2,000,000    2,740,000
4.25% Cv. Sub. Debs., 1/3/07                                            2,000,000    2,740,000
----------------------------------------------------------------------------------------------
Rogers Communications, Inc.:
2% Cv. Sr. Debs., 11/26/05                                              3,800,000    2,275,250
Zero Coupon Cv. Sr. Liquid Yield Option Nts., 5.883%, 5/20/13(3)        6,855,000    2,904,806
----------------------------------------------------------------------------------------------
Scantron Corp., 6.75% Cv. Sub. Debs., 6/1/11 (Cv. into Common Stock
of John H. Harland Co.)                                                 1,381,000    1,386,179
----------------------------------------------------------------------------------------------
Thomas Nelson, Inc., 5.75% Cv. Nts., 11/30/99(1)                        4,000,000    3,850,000
                                                                                   -----------
                                                                                    24,612,485


                       9 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------
Statement of Investments   (Continued)
--------------------------------------------------------------------------------

                                                                        Face      Market Value
                                                                        Amount     See Note 1
----------------------------------------------------------------------------------------------
Retail:General--0.4%
Travel Ports of America, Inc.:
8.50% Cv. Sr. Sub. Debs., 1/15/05 (Reg. S)(2)                          $  950,000  $ 1,221,918
8.50%Cv. Sr. Sub. Debs., 1/15/05(2)                                     1,750,000    2,250,902
                                                                                   -----------
                                                                                     3,472,820

----------------------------------------------------------------------------------------------
Retail:Specialty--4.6%
Cendant Corp., 3% Cv. Sub. Nts., 2/15/02(1)                             8,000,000   10,030,000
----------------------------------------------------------------------------------------------
Corporate Express, Inc., 4.50% Cv. Sub. Nts., 7/1/00                   12,150,000   10,798,312
----------------------------------------------------------------------------------------------
Costco Cos., Inc., Zero Coupon Cv. Sub. Nts., 3.50%, 8/19/17(1)(3)      8,000,000    4,770,000
----------------------------------------------------------------------------------------------
Home Depot, Inc., 3.25% Cv. Sub. Nts., 10/1/01(5)                       7,000,000    9,406,250
----------------------------------------------------------------------------------------------
Nine West Group, Inc., 5.50% Cv. Sub. Nts., 7/15/03(1)                  4,250,000    3,442,500
----------------------------------------------------------------------------------------------
U.S. Office Products Co.:
5.50% Cv. Sub. Nts., 5/15/03(1)                                         4,000,000    3,615,000
5.50% Cv. Sub. Nts., 5/15/03                                            2,000,000    1,807,500
                                                                                   -----------
                                                                                    43,869,562

----------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--12.6%
----------------------------------------------------------------------------------------------
Beverages--0.3%
Chock Full O'Nuts Corp., 8% Cv. Sub. Debs., 9/15/06                     2,539,000    2,656,429
----------------------------------------------------------------------------------------------
Food--1.4%
Food Lion, Inc., 5% Cv. Sub. Debs., 6/1/03(1)                          12,000,000   13,350,000
----------------------------------------------------------------------------------------------
Healthcare/Drugs--5.6%
ALZA Corp., 5% Cv. Sub. Debs., 5/1/06                                   7,000,000    7,411,250
----------------------------------------------------------------------------------------------
Athena Neurosciences, Inc., 4.75% Cv. Nts., 11/15/04(1)                 5,000,000    5,006,250
----------------------------------------------------------------------------------------------
Chiron Corp., 1.90% Cv. Sub. Nts., 11/17/00(1)                          7,750,000    6,926,562
----------------------------------------------------------------------------------------------
Dura Pharmaceuticals, Inc., 3.50% Cv. Sub. Nts., 7/15/02                8,250,000    9,085,312
----------------------------------------------------------------------------------------------
Fuisz Technologies Ltd., 7% Cv. Sub. Debs., 10/15/04(1)                 4,000,000    3,580,000
----------------------------------------------------------------------------------------------
NeXstar Pharmaceuticals, Inc., 6.25% Cv. Sub. Debs., 8/1/04(1)          3,000,000    2,812,500
----------------------------------------------------------------------------------------------
Roche Holdings, Inc.:
Zero Coupon Cv. Liquid Yield Option Nts., 5.494%, 4/20/10(1)(3)        12,000,000    6,660,000
Zero Coupon Exchangeable Liquid Yield Option
Nts., 6.375%, 5/6/12(1)(3)                                             15,000,000    6,956,250
----------------------------------------------------------------------------------------------
Swiss Bank Corp., Jersey Branch, 2.50% Exchangeable
Nts., 7/7/02 (Exchangeable into the Cash Value of
Shares of Novartis AG)(2)                                               5,000,000    5,106,250
                                                                                   -----------
                                                                                    53,544,374

----------------------------------------------------------------------------------------------
Healthcare/Supplies &Services--4.8%
CareMatrix Corp., 6.25% Cv. Sub. Nts., 8/15/04(1)                       2,500,000    2,800,000
----------------------------------------------------------------------------------------------
Concentra Managed Care, 6% Cv. Sub. Nts., 12/15/01(1)                   3,000,000    4,196,250
----------------------------------------------------------------------------------------------
Omnicare, Inc., 5% Cv. Sub. Debs., 12/1/07(1)                           7,000,000    7,000,000
----------------------------------------------------------------------------------------------
PhyCor, Inc., 4.50% Cv. Sub. Debs., 2/15/03                             8,500,000    8,245,000


                       10 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                      Face        Market Value
                                                                      Amount       See Note 1
----------------------------------------------------------------------------------------------
Healthcare/Supplies & Services  (continued)
Quintiles Transnational Corp.:
4.25% Cv. Sub. Nts., 5/31/00(1)                                       $ 4,000,000  $ 4,535,000
4.25% Cv. Sub. Nts., 5/31/00                                            1,450,000    1,643,937
----------------------------------------------------------------------------------------------
Sunrise Assisted Living, Inc., 5.50% Cv. Nts., 6/15/02(1)               4,000,000    5,260,000
----------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 6% Exchangeable Sub. Nts., 12/1/05
(Exchangeable into Common Stock of Vencor, Inc.)                        7,000,000    6,623,750
----------------------------------------------------------------------------------------------
ThermoTrex Corp., 3.25% Cv. Gtd. Bonds, 11/1/07                         4,000,000    3,875,000
----------------------------------------------------------------------------------------------
Veterinary Centers of America, Inc.:
5.25% Cv. Sub. Debs., 5/1/06                                            1,750,000    1,297,188
5.25% Cv. Sub. Debs., 5/1/06                                              430,000      318,738
                                                                                  ------------
                                                                                    45,794,863

----------------------------------------------------------------------------------------------
Tobacco--0.5%
Standard Commercial Corp., 7.25% Cv. Sub. Debs., 3/31/07                4,984,000    4,498,060

----------------------------------------------------------------------------------------------
Energy--3.0%
----------------------------------------------------------------------------------------------
Energy Services &Producers--0.6%
SEACOR SMIT, Inc.:
5.375% Cv. Sub. Nts., 11/15/06(1)                                       2,500,000    2,925,000
5.375% Cv. Sub. Nts., 11/15/06                                          1,500,000    1,755,000
----------------------------------------------------------------------------------------------
SFP Pipeline Holdings, Inc., 11.16% Exchangeable Debs., 8/15/10(6)      1,000,000    1,695,000
                                                                                   -----------
                                                                                     6,375,000

----------------------------------------------------------------------------------------------
Oil-Integrated--2.4%
Aker RGI ASA, 5.25% Cv. Bonds, 7/23/02                                  2,750,000    3,031,875
----------------------------------------------------------------------------------------------
Loews Corp., 3.125% Cv. Sub. Nts., 9/15/07 (Exchangeable
into Common Stock of Diamond Offshore Drilling, Inc.)                   9,000,000    8,955,000
----------------------------------------------------------------------------------------------
Pennzoil Co., 4.75% Exchangeable Sr. Debs., 10/1/03
(Exchangeable into Common Stock of Chevron Corp.)(5)                    8,000,000   10,740,000
                                                                                  ------------
                                                                                    22,726,875

----------------------------------------------------------------------------------------------
Financial--3.0%
----------------------------------------------------------------------------------------------
Diversified Financial--0.8%
Berkshire Hathaway, Inc., 1% Sr. Exchangeable Nts., 12/2/01
(Exchangeable into Common Stock of Travelers Group, Inc.)               5,000,000    8,056,250
----------------------------------------------------------------------------------------------
Insurance--2.2%
Conseco, Inc., 6.25% Cv. Sub. Debs., 5/1/03 (Cv. into Cash at
100.066% of Face)                                                       2,000,000    2,094,430
----------------------------------------------------------------------------------------------
Penn Treaty American Corp., 6.25% Cv. Sub. Nts., 12/1/03(1)             3,250,000    4,233,125
----------------------------------------------------------------------------------------------
Republic of Italy, 5% Privatization Exchangeable Nts., 6/28/01
(Exchangeable into ADSs of Istituto Nazionale del Assicurazioni SpA)   12,000,000   14,760,000
----------------------------------------------------------------------------------------------
Westbridge Capital Corp., 7.50% Cv. Sub. Nts., 5/1/04(7)                2,500,000      443,750
                                                                                     ---------
                                                                                    21,531,305


                       11 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------
Statement of Investments   (Continued)
--------------------------------------------------------------------------------

                                                                      Face        Market Value
                                                                      Amount      See Note 1
----------------------------------------------------------------------------------------------
Industrial--10.4%
----------------------------------------------------------------------------------------------
Industrial Materials--0.6%
Empresas ICA Sociedad Controladora, SA de CV, 5%
Cv. Sub. Debs., 3/15/04                                               $ 7,000,000  $ 5,503,750
----------------------------------------------------------------------------------------------
Industrial Services--6.7%
Danka Business Systems plc, 6.75% Cv. Sub. Nts., 4/1/02                 8,000,000    7,190,000
----------------------------------------------------------------------------------------------
Kent Electronics Corp., 4.50% Cv. Sub. Nts., 9/1/04                     4,000,000    3,270,000
----------------------------------------------------------------------------------------------
Lam Research Corp., 5% Cv. Sub. Nts., 9/1/02                            5,000,000    4,200,000
----------------------------------------------------------------------------------------------
PerSeptive Biosystems, Inc., 8.25% Cv. Sub. Nts., 8/15/01               5,430,000    5,742,225
----------------------------------------------------------------------------------------------
Thermo Ecotek Corp.:
4.875% Cv. Sub. Debs., 4/15/04(1)                                       5,000,000    5,806,250
Non-Interest Bearing Cv. Sub. Debs., 3/15/01                              500,000      640,000
----------------------------------------------------------------------------------------------
Thermo Fibertek, Inc., 4.50% Cv. Sub. Debs., 7/15/04(1)                 5,000,000    5,356,250
----------------------------------------------------------------------------------------------
Thermo TerraTech, Inc.:
4.625% Cv. Sub. Nts., 5/1/03                                            1,798,000    1,609,210
4.625% Cv. Sub. Debs., 5/1/03(1)                                        1,500,000    1,342,500
----------------------------------------------------------------------------------------------
United States Filter Corp., 4.50% Cv. Sub. Nts., 12/15/01               6,500,000    6,678,750
----------------------------------------------------------------------------------------------
USA Waste Services, Inc., 4% Cv. Sub. Debs., 2/1/02                    12,887,000   14,111,265
----------------------------------------------------------------------------------------------
WMX Technologies, Inc., 2% Cv. Sub. Nts., 1/24/05                      10,000,000    8,550,000
                                                                                   -----------
                                                                                    64,496,450

----------------------------------------------------------------------------------------------
Manufacturing--3.1%
Hexcel Corp., 7% Cv. Sub. Debs., 8/1/11                                 4,000,000    4,140,000
----------------------------------------------------------------------------------------------
Mark IV Industries, Inc., 4.75% Cv. Sub. Nts., 11/1/04(1)              17,000,000   15,958,750
----------------------------------------------------------------------------------------------
Solectron Corp., 6% Cv. Sub. Nts., 3/1/06(1)(5)                         4,000,000    5,525,000
----------------------------------------------------------------------------------------------
Synetic, Inc., 5% Cv. Sub. Debs., 2/15/07                               5,000,000    4,281,250
                                                                                   -----------
                                                                                    29,905,000

----------------------------------------------------------------------------------------------
Technology--21.9%
----------------------------------------------------------------------------------------------
Aerospace/Defense--0.6%
Orbital Sciences Corp., 5% Cv. Sub. Nts., 10/1/02(1)                    4,500,000    5,664,375
----------------------------------------------------------------------------------------------
Computer Hardware--3.4%
Adaptec, Inc., 4.75% Cv. Sub. Nts., 2/1/04                              6,000,000    6,180,000
----------------------------------------------------------------------------------------------
Applied Magnetics Corp., 7% Cv. Sub. Debs., 3/15/06(1)                  7,000,000    5,678,750
----------------------------------------------------------------------------------------------
EMC Corp., 3.25% Cv. Sub. Nts., 3/15/02(1)(5)                           3,000,000    4,076,250
----------------------------------------------------------------------------------------------
Level One Communications, Inc., 4% Cv. Sub. Nts., 9/1/04(1)             1,750,000    1,721,563
----------------------------------------------------------------------------------------------
Micron Technology, Inc., 7% Cv. Sub. Nts., 7/1/04                       4,000,000    3,710,000
----------------------------------------------------------------------------------------------
Quantum Corp., 7% Cv. Sub. Nts., 8/1/04                                 6,500,000    6,110,000
----------------------------------------------------------------------------------------------
Telxon Corp.:
5.75% Cv. Sub. Nts., 1/1/03(1)                                          2,250,000    2,387,813
5.75% Cv. Sub. Nts., 1/1/03                                             2,500,000    2,653,125
                                                                                   -----------
                                                                                    32,517,501


                       12 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 Face       Market Value
                                                                 Amount     See Note 1
----------------------------------------------------------------------------------------
Computer Software/Services--4.0%
America Online, Inc., 4% Cv. Sub. Nts., 11/15/02(2)             $ 8,000,000  $ 8,740,000
----------------------------------------------------------------------------------------
Bear Stearns Cos., Inc. (The), 3% McAfee Equity Linked
Participation Securities, 9/17/02(2)                              8,000,000    7,712,000
----------------------------------------------------------------------------------------
Learning Co., Inc., 5.50% Cv. Sr. Nts., 11/1/00                   3,000,000    2,662,500
----------------------------------------------------------------------------------------
MacNeal-Schwendler Corp., 7.875% Cv. Sub. Debs., 8/18/04          5,017,000    5,010,729
----------------------------------------------------------------------------------------
Microprose, Inc., 6.50% Cv. Sub. Nts., 9/15/02(1)                 1,750,000    1,122,188
----------------------------------------------------------------------------------------
National Data Corp., 5% Cv. Sub. Nts., 11/1/03                   10,100,000    9,658,125
----------------------------------------------------------------------------------------
Tecnomatix Technologies Ltd., 5.25% Cv. Sub. Nts., 8/15/04(1)     3,500,000    3,482,500
                                                                             -----------
                                                                              38,388,042

----------------------------------------------------------------------------------------
Electronics--9.8%
California Microwave, Inc., 5.25% Cv. Sub. Nts., 12/15/03         3,970,000    3,558,113
----------------------------------------------------------------------------------------
Checkpoint Systems, Inc., 5.25% Cv. Sub. Debs., 11/1/05           6,600,000    7,103,250
----------------------------------------------------------------------------------------
Cymer, Inc., 3.50%/7.25% Cv. Sub. Debs., 8/6/04(1)                2,000,000    1,500,000
----------------------------------------------------------------------------------------
Motorola, Inc., Zero Coupon Cv. Sub. Liquid Yield Option Nts.,
1.307%, 9/27/13(3)(5)                                            13,000,000    9,896,250
----------------------------------------------------------------------------------------
Park Electrochemical Corp., 5.50% Cv. Sub. Nts., 3/1/06           9,000,000    8,505,000
----------------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.,
Zero Coupon Credit Enhanced Debt Indexed to Stock,
4.929%, 7/3/02(1)(3)                                              6,250,000    6,703,125
----------------------------------------------------------------------------------------
Thermo Cardiosystems, Inc., 4.75% Cv. Sub. Debs., 5/15/04(1)      2,000,000    2,220,000
----------------------------------------------------------------------------------------
Thermo Electron Corp., 4.25% Cv. Sub. Nts., 1/1/03(1)            15,500,000   19,316,875
----------------------------------------------------------------------------------------
Thermo Instrument System, Inc., 4.50% Cv. Gtd
Sr. Debs., 10/15/03(1)                                            1,500,000    1,713,750
----------------------------------------------------------------------------------------
Thermo Optek Corp., 5% Cv. Sub. Debs., 10/15/00(1)                9,535,000   10,869,900
----------------------------------------------------------------------------------------
Thermo Voltek Corp., 3.75% Cv. Sub. Debs., 11/15/00               2,470,000    2,346,500
----------------------------------------------------------------------------------------
ThermoQuest Corp.:
5% Cv. Sub. Debs., 8/15/00                                          500,000      550,000
5% Cv. Sub. Debs., 8/15/00(1)                                     9,775,000   10,752,500
----------------------------------------------------------------------------------------
Tyco International Ltd., Zero Coupon Cv. Sub. Liquid
Yield Option Nts., 6.50%, 7/6/10(3)(5)                            3,000,000    3,697,500
----------------------------------------------------------------------------------------
XILINX, Inc., 5.25% Cv. Sub. Nts., 11/1/02(1)                     5,000,000    4,868,750
                                                                             -----------
                                                                              93,601,513

----------------------------------------------------------------------------------------
Telecommunications/Technology--4.1%
Comverse Technology, Inc., 5.75% Cv. Sub. Debs., 10/1/06          9,000,000    9,641,250
----------------------------------------------------------------------------------------
Gilat Satellite Networks Ltd., 6.50% Cv. Sub. Nts., 6/3/04(1)     7,250,000    6,733,438
----------------------------------------------------------------------------------------
Metricom, Inc., 8% Cv. Sub. Nts., 9/15/03                         2,750,000    2,523,125
----------------------------------------------------------------------------------------
SmarTalk Teleservices, Inc., 5.75% Cv. Sub. Nts., 9/15/04(1)      9,000,000    9,618,750
----------------------------------------------------------------------------------------
United States Cellular Corp., Zero Coupon Cv. Sub.
Liquid Yield Option Nts., 5.783%, 6/15/15(3)                     30,000,000   10,837,500
                                                                             -----------
                                                                              39,354,063


                       13 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------
Statement of Investments   (Continued)
--------------------------------------------------------------------------------


                                                                   Face        Market Value
                                                                   Amount      See Note 1
-------------------------------------------------------------------------------------------
Utilities--3.6%
-------------------------------------------------------------------------------------------
Gas Utilities--0.6%
Consolidated Natural Gas Co., 7.25% Cv. Sub. Debs., 12/15/15       $ 5,000,000  $ 5,737,500
-------------------------------------------------------------------------------------------
Telephone Utilities--3.0%
Bankers Trust Corp., 3.10% Common Stock Linked Nts.,
11/5/02 (ACC Corp.)(2)                                               8,000,000    9,720,000
-------------------------------------------------------------------------------------------
GTE Corp., 6% Cv. Sub. Debs., 4/1/12 (Cv. into Cash
at 96.657% of Face)                                                 11,004,000   10,632,615
-------------------------------------------------------------------------------------------
Tel-Save Holdings, Inc.:
4.50% Cv. Sub. Nts., 9/15/02(1)                                      4,450,000    4,294,250
5% Cv. Sub. Nts., 12/15/04(1)                                        4,000,000    3,795,000
-------------------------------------------------------------------------------------------
                                                                                 28,441,865
                                                                               ------------
Total Convertible Corporate Bonds and Notes (Cost $642,797,804)                 675,625,962

                                                                     Shares
===========================================================================================
Common Stocks--1.5%
-------------------------------------------------------------------------------------------
American Home Products Corp.                                            19,040    1,456,560
-------------------------------------------------------------------------------------------
Capstead Mortgage Corp.                                                 86,952    1,733,605
-------------------------------------------------------------------------------------------
CommScope, Inc.(9)                                                      26,200      352,062
-------------------------------------------------------------------------------------------
Danskin, Inc. Restricted Common Shares(2)(9)                         3,492,903    1,113,363
-------------------------------------------------------------------------------------------
General Semiconductor, Inc.(9)                                          20,000      231,250
-------------------------------------------------------------------------------------------
Kaman Corp., Cl. A                                                     115,061    1,884,124
-------------------------------------------------------------------------------------------
NextLevel Systems, Inc.(9)                                              71,947    1,286,053
-------------------------------------------------------------------------------------------
Orion Capital Corp.                                                     60,002    2,786,343
-------------------------------------------------------------------------------------------
Philip Morris Cos., Inc.                                                66,000    2,990,625
-------------------------------------------------------------------------------------------
Thermolase Corp. Units (consisting of one share of common
stock and one redemption right)(9)(10)                                  49,220      845,969
                                                                                -----------
Total Common Stocks (Cost $12,026,872)                                           14,679,954

===========================================================================================
Preferred Stocks--5.4%
-------------------------------------------------------------------------------------------
Danskin, Inc. $88.2722 Cv. Preferred Stock, Series D(2)(9)                  88      468,946
-------------------------------------------------------------------------------------------
Fort James Corp., $3.50 Cum. Cv. Exchangeable:
Series N, Non-Vtg                                                       50,000    2,706,250
Series L, Non-Vtg                                                       18,600    1,036,950
-------------------------------------------------------------------------------------------
Kaman Corp., $3.25 Depositary Shares each representing
one-fourth of a share of Cv. Preferred Stock, Series 2                  61,390    4,205,215
-------------------------------------------------------------------------------------------
Mobile Telecommunication Technologies Corp.:
$2.25 Cum. Cv. Exchangeable(1)                                         121,100    3,996,300
7.50% Cum. Cv., Series C(11)                                             5,000    6,500,000
-------------------------------------------------------------------------------------------
PennCorp Financial Group, Inc., $3.50 Cv., Series II(1)                 60,000    3,517,500
-------------------------------------------------------------------------------------------
Phoenix Duff & Phelps Corp., $1.50 Cum. Cv., Series A                  312,700    8,951,037


                       14 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Face       Market Value
                                                                   Amount     See Note 1
------------------------------------------------------------------------------------------
Preferred Stocks  (continued)
SFX Broadcasting, Inc., $3.25 Cum. Cv
Exchangeable, Series D(1)                                              30,000  $ 2,647,500
------------------------------------------------------------------------------------------
TCI Pacific Communications, Inc., 5% Cum
Exchangeable Sr. Preferred, Cl. A                                     107,000   17,655,000
                                                                               -----------
Total Preferred Stocks (Cost $37,707,697)                                       51,684,698

                                                                   Shares or
                                                                   Face Amount
==========================================================================================
Other Securities--19.0%
------------------------------------------------------------------------------------------
Basic Materials--1.5%
------------------------------------------------------------------------------------------
Chemicals--0.5%
Merrill Lynch & Co., Inc., 6.25% Structured Yield Product
Exchangeable for Stock, 7/1/01 (IMC Global, Inc.)                     150,000    5,175,000
------------------------------------------------------------------------------------------
Paper--1.0%
International Paper Capital Trust, 5.25% Cv. Preferred
Securities, 7/20/25                                                   195,000    9,360,000

------------------------------------------------------------------------------------------
Consumer Cyclicals--2.3%
------------------------------------------------------------------------------------------
Autos & Housing--0.2%
Daimler Benz AG, American Depositary Nts., representing
5.75% Sub. Mandatory Cv. Nts., 6/14/02                                 27,988    2,099,100
------------------------------------------------------------------------------------------
Leisure & Entertainment--1.7%
Houston Industries, Inc., 7% Automatic Common Exchange
Securities, 7/1/00 (Time Warner, Inc.)                                 75,000    4,279,687
------------------------------------------------------------------------------------------
Mattel, Inc., $.4125 Preferred Redeemable Increased
Dividend Equity Securities, Series C, 7/1/00(5)                       465,000    7,440,000
------------------------------------------------------------------------------------------
Wendy's Financing Trust I, $2.50 Term Convertible Securities,
Series A, 9/15/26                                                      75,000    4,125,000
                                                                               -----------
                                                                                15,844,687

------------------------------------------------------------------------------------------
Media--0.4%
News Corp. Ltd. (The), 5% Exchangeable Trust Originated
Preferred Securities, 11/12/16 (British Sky Broadcasting
Group plc)(1)                                                          40,000    3,555,000

------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--0.7%
------------------------------------------------------------------------------------------
Household Goods--0.7%
Newell Financial Trust I, 5.25% Cv. Preferred Stock, 12/1/27(1)       125,000    6,531,250

------------------------------------------------------------------------------------------
Financial--5.1%
------------------------------------------------------------------------------------------
Banks--1.0%
National Australia Bank Ltd., Exchangeable Capital Units (each unit consists of $25 principal amount of 7.875% Perpetual Capital
Security and a purchase contract entitling the holder
to exchange units for ordinary shares of the bank)                    322,900    9,182,469


                       15 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------
Statement of Investments   (Continued)
--------------------------------------------------------------------------------

                                                                   Shares or   Market Value
                                                                   Face Amount See Note 1
------------------------------------------------------------------------------------------
Diversified Financial--2.9%
Bankers Trust Corp., 7% Common Stock Linked Nts., 8/16/99
(Sitel Corp.)(2)                                                   $6,000,000   $ 5,175,000
-------------------------------------------------------------------------------------------
Credit Suisse First Boston Corp., 6% Equity-Linked Sr
Medium-Term Nts., 4/29/98 (Charles Schwab Corp.)(2)                $5,000,000     7,012,500
-------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 7.25% Structured Yield Product
Exchangeable for Common Stock, 6/15/99 (Sun America, Inc.)            145,000    10,222,500
-------------------------------------------------------------------------------------------
SunAmerica, Inc., 8.50% Premium Equity Redemption
Cumulative Securities, 10/31/99                                       125,000     5,820,312
                                                                                -----------
                                                                                 28,230,312

-------------------------------------------------------------------------------------------
Insurance--1.2%
Aetna, Inc., $4.75 Cv. Preferred Stock, 7/19/00                        75,000     5,362,500
-------------------------------------------------------------------------------------------
Allstate Corp., $2.30 Debt Exchangeable for Common
Stock, 4/15/98 (PMI Group, Inc.)                                      100,000     6,000,000
                                                                                -----------
                                                                                 11,362,500

-------------------------------------------------------------------------------------------
Industrial--3.6%
-------------------------------------------------------------------------------------------
Industrial Materials--1.6%
Corning Delaware LP, 6% Cv. Monthly Income
Preferred Securities(5)                                                80,000     4,930,000
-------------------------------------------------------------------------------------------
Owens Corning Capital LLC, 6.50% Cv. Monthly Income
Preferred Securities, Non-Vtg.(1)                                     210,000    10,290,000
                                                                                -----------
                                                                                 15,220,000

-------------------------------------------------------------------------------------------
Manufacturing--1.8%
Elsag Bailey Financing Trust, 5.50% Cv. Trust Originated
Preferred Securities, 12/31/35                                         85,000     3,230,000
-------------------------------------------------------------------------------------------
Kennametal, Inc.:
6% Cum. Cv. Term Income Deferrable Equity Securities,
Non-Vtg., 3/31/16(1)                                                   70,000     3,666,250
6% Cum. Cv. Term Income Deferrable Equity Securities,
Non-Vtg., 3/31/16                                                      95,700     5,012,288
-------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 6% Yield Enhanced Equity-Linked
Debt Securities, 8/31/98 (Black & Decker Corp.)(2)                    126,646     4,789,752
                                                                                -----------
                                                                                 16,698,290

-------------------------------------------------------------------------------------------
Transportation--0.2%
CNF Trust I, $2.50 Term Cum. Cv.  Securities, Series A, 6/1/12(5)      40,000     2,310,000

-------------------------------------------------------------------------------------------
Technology--2.3%
-------------------------------------------------------------------------------------------
Computer Hardware--0.7%
Credit Suisse First Boston Corp., 6% Equity-Linked Sr
Medium-Term Nts., 2/17/98 (Intel Corp.)(2)                         $5,000,000     6,687,500


                       16 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  Shares or   Market Value
                                                                 Face Amount  See Note 1
------------------------------------------------------------------------------------------
Computer Software--1.1%
Microsoft Corp., $2.196 Cv., Series A, Non-Vtg., 12/15/99           80,000      $7,190,000
------------------------------------------------------------------------------------------
Vanstar Financing Trust:
6.75% Trust Cv. Preferred Securities, 12/31/49(1)                   35,000       1,242,500
6.75% Trust Cv. Preferred Securities, 12/31/49                      55,000       1,952,500
                                                                              ------------
                                                                                10,385,000

------------------------------------------------------------------------------------------
Telecommunications/Technology--0.5%
QUALCOMM Financial Trust I, 5.75% Trust Cv. Preferred
Securities, 2/24/12(1)                                             100,000       4,800,000

------------------------------------------------------------------------------------------
Utilities--3.5%
------------------------------------------------------------------------------------------
Electric Utilities--0.9%
AES Trust I, $2.6875 Term Convertible Securities,
Series A, 3/31/27(5)                                               100,000       7,175,000
------------------------------------------------------------------------------------------
CalEnergy Capital Trust II, 6.25% Trust Cv
Preferred Securities, 2/25/12(1)                                    40,000       1,805,000
                                                                               -----------
                                                                                 8,980,000

------------------------------------------------------------------------------------------
Gas Utilities--0.5%
MCN Energy Group, Inc.:
8% Cv. Preferred Redeemable Increased Dividend
Equity Securities, 5/16/00                                          30,000       1,875,000
8.75% Cv. Preferred Redeemable Increased Dividend
Equity Securities, 4/30/99                                          90,100       3,085,925
                                                                               -----------
                                                                                 4,960,925
------------------------------------------------------------------------------------------
Telephone Utilities--2.1%
Bear Stearns Cos., 6% Equity-Linked Participation Securities,
11/25/98 (ACC Corp.)(2)                                        $ 5,000,004       6,872,506
------------------------------------------------------------------------------------------
SBC Communications, Inc., 7.75% Debt Exchangeable for
Common Stock, 3/15/01 (ADSs of Telefonos de Mexico)                100,000       5,275,000
------------------------------------------------------------------------------------------
Sprint Corp., 8.25% Debt Exchangeable for Common Stock,
3/31/00 (Southern New England Telecommunications Corp.)            181,300       8,113,175
------------------------------------------------------------------------------------------
                                                                                20,260,681
                                                                               -----------
Total Other Securities (Cost $163,721,169)                                     181,642,714


                       17 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------
Statement of Investments   (Continued)
--------------------------------------------------------------------------------

                                                                          Units          Market Value
                                                                                         See Note 1
-----------------------------------------------------------------------------------------------------
Rights, Warrants and Certificates--0.0%
-----------------------------------------------------------------------------------------------------
Danskin, Inc.:
Escrow deposit to be used to purchase 686,237 shares of Restricted
Common Stock in Rights Offering(2)                                                --     $    205,871
Portion of Promissory Note to be used to purchase 342,560 shares
of Restricted Common Stock in Rights Offering(2)                                  --          102,768

Wts., Exp. 10/04(2)                                                          367,801           44,136
-----------------------------------------------------------------------------------------------------
Submicron Systems Corp. Wts., Exp. 12/00(2)                                   27,000            1,053
-----------------------------------------------------------------------------------------------------
Travel Ports of America, Inc. Wts., Exp. 1/05(2)                               5,300            7,420
                                                                                            ---------
Total Rights, Warrants and Certificates (Cost $308,639)                                       361,248

                                                                         Face
                                                                         Amount
-----------------------------------------------------------------------------------------------------
Repurchase Agreements--4.5%
-----------------------------------------------------------------------------------------------------
Repurchase agreement with Smith, Barney, Harris, Upham & Co., Inc.
6.625%, dated 12/31/97, to be repurchased at $43,015,826 on 1/2/98, collateralized by U.S. Treasury Bonds, 8.875%-11.25%, 2/15/15-2/15/19,
with a value of $44,050,015 (Cost $43,000,000)                           $43,000,000       43,000,000
-----------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $899,562,181)                                100.9%     966,994,576
-----------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                           (0.9)      (8,338,864)
                                                                          ----------     ------------
Net Assets                                                                     100.0%    $958,655,712
                                                                          ==========     ============

1. Represents securities sold under Rule 144A, which are exempt from registration under the
Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $305,437,014 or
31.86% of the Fund's net assets as of December 31, 1997.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial
Statements.
3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
4. When-issued security to be delivered and settled after December 31, 1997.


                       18 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
5. A sufficient amount of securities has been designated to cover outstanding written call options, as follows:

                                 Shares
                                 Subject       Expiration  Exercise    Premium   Market Value
                                 to Call       Date        Price       Received  See Note 1
---------------------------------------------------------------------------------------------
AES Corp.                         60,000       2/98        $40.0       $178,194     $442,500
AES Corp.                         60,000       5/98         40.0        268,191      547,500
--------------------------------------------------------------------------------------------
CNF Transportation, Inc.          25,000       3/98         45.0        142,995       31,250
CNF Transportation, Inc.           5,000       3/98         47.5         22,349        2,813
--------------------------------------------------------------------------------------------
Chevron Corp.                      2,500       1/98         80.0          8,987        2,344
Chevron Corp.                     20,000       3/98         75.0         86,897      120,000
Chevron Corp.                    102,700       3/98         80.0        474,491      276,006
--------------------------------------------------------------------------------------------
Corning, Inc.                     30,000       2/98         37.5         62,848       56,250
Corning, Inc.                     50,000       2/98         42.5        160,995       18,750
--------------------------------------------------------------------------------------------
EMC Corp.                         60,000       1/98         30.0        173,406       37,500
EMC Corp.                         60,000       1/98         32.5        107,846        7,500
--------------------------------------------------------------------------------------------
Home Depot, Inc.                  30,000       2/98         55.0        152,845      153,750
Home Depot, Inc.                  90,000       2/98         60.0        247,292      185,625
--------------------------------------------------------------------------------------------
Mattel, Inc.                      70,000       1/98         35.0        208,818      179,375
Mattel, Inc.                      80,000       1/98         40.0        165,069       45,000
Mattel, Inc.                      30,000       4/98         40.0        107,846       78,750
--------------------------------------------------------------------------------------------
Motorola, Inc.                    30,000       1/98         65.0        152,845        5,625
Motorola, Inc.                    50,000       1/98         70.0        295,991        3,125
Motorola, Inc.                    20,000       4/98         65.0        129,396       52,500
Motorola, Inc.                    20,000       4/98         70.0        111,896       30,000
--------------------------------------------------------------------------------------------
Solectron Corp.                   30,000       1/98         45.0        122,846       15,000
Solectron Corp.                   50,000       1/98         42.5        173,495       62,500
Solectron Corp.                   20,000       4/98         37.5         81,897      125,000
--------------------------------------------------------------------------------------------
Tyco International Ltd.           80,000       4/98         40.0        297,590      510,000
                                                                       ---------   ---------
                                                                     $3,935,025   $2,988,663
                                                                     ==========   ==========

6. Represents the current interest rate for a variable rate security.
7. Non-income producing--issuer is in default of interest payment.
8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
9. Non-income producing security.
10. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
11. Interest or dividend is paid in kind.
See accompanying Notes to Financial Statements.


                       19 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------
Statement of Assets and Liabilities, December 31, 1997
--------------------------------------------------------------------------------


================================================================================

Assets
Investments, at value (cost $899,562,181)--see accompanying statement  $966,994,576
-----------------------------------------------------------------------------------
Cash                                                                        823,411
-----------------------------------------------------------------------------------
Receivables:
Investments sold                                                         10,434,688
Interest and dividends                                                    7,774,939
Shares of beneficial interest sold                                        4,018,517
-----------------------------------------------------------------------------------
Other                                                                        16,613
                                                                      -------------
Total assets                                                            990,062,744

===================================================================================
Liabilities
Options written, at value (premiums received $3,935,025)--
see accompanying statement--Note 5                                        2,988,663
-----------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                    17,115,629
Dividends                                                                 9,781,644
Accrued taxes--Note 1                                                       806,841
Shares of beneficial interest redeemed                                      490,490
Other                                                                       223,765
                                                                     --------------
Total liabilities                                                        31,407,032

===================================================================================
Net Assets                                                             $958,655,712
                                                                     ==============

===================================================================================
Composition of Net Assets
Paid-in capital                                                        $889,591,068
-----------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                    685,887
-----------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                       68,378,757
                                                                     --------------
Net assets                                                             $958,655,712
                                                                     ==============


                       20 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


========================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$192,212,333 and 12,544,027 shares of beneficial interest outstanding)            $15.32
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                       $16.25

----------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$383,755,244 and 25,004,414 shares of beneficial interest outstanding)            $15.35

----------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$85,396,627 and 5,575,212 shares of beneficial interest outstanding)              $15.32

----------------------------------------------------------------------------------------
Class M Shares:
Net asset value and redemption price per share (based on net assets of
$297,291,508 and 19,402,557 shares of beneficial interest outstanding)            $15.32
Maximum offering price per share (net asset value plus sales charge
of 3.25% of offering price)                                                       $15.83

See accompanying Notes to Financial Statements


                       21 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------
Statement of Operations Fpr the year Ended December 31, 1997
--------------------------------------------------------------------------------


==================================================================================
Investment Income
Interest                                                              $ 40,206,440
----------------------------------------------------------------------------------
Dividends                                                                3,412,949
                                                                      ------------
Total income                                                            43,619,389

==================================================================================
Expenses
Distribution and service plan fees--Note 4:
Class A                                                                    340,094
Class B                                                                  2,961,198
Class C                                                                    622,555
Class M                                                                  2,129,479
----------------------------------------------------------------------------------
Management fees--Note 4                                                  3,705,530
----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                                    163,285
Class B                                                                    337,129
Class C                                                                     61,981
Class M                                                                    311,167
----------------------------------------------------------------------------------
Registration and filing fees                                               269,350
----------------------------------------------------------------------------------
Accounting service fees--Note 4                                            239,689
----------------------------------------------------------------------------------
Shareholder reports                                                        214,455
----------------------------------------------------------------------------------
Legal and auditing fees                                                     62,138
----------------------------------------------------------------------------------
Custodian fees and expenses                                                 43,410
----------------------------------------------------------------------------------
Trustees' fees and expenses                                                 35,806
----------------------------------------------------------------------------------
Interest expense                                                            26,431
----------------------------------------------------------------------------------
Other                                                                      185,934
----------------------------------------------------------------------------------
Total expenses                                                          11,709,631

==================================================================================
Net Investment Income                                                   31,909,758

==================================================================================
Realized and Unrealized Gain Net realized gain on:
Investments (including premiums on options exercised)                   54,040,039
Closing and expiration of options written--Note 5                           19,221
                                                                      ------------
Net realized gain                                                       54,059,260
----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments    43,452,225
----------------------------------------------------------------------------------
Net realized and unrealized gain                                        97,511,485

==================================================================================
Net Increase in Net Assets Resulting from Operations                  $129,421,243
                                                                     =============

See accompanying Notes to Financial Statements


                       22 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                            Year Ended December 31,
                                                                            1997            1996
=========================================================================================================
Operations
Net investment income                                                       $  31,909,758   $  19,841,059
---------------------------------------------------------------------------------------------------------
Net realized gain                                                              54,059,260      14,006,497
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                          43,452,225       7,865,590
                                                                             ------------     -----------
Net increase in net assets resulting from operations                          129,421,243      41,713,146

=========================================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                                        (6,865,016)     (2,123,534)
Class B                                                                       (11,617,988)     (4,911,332)
Class C                                                                        (2,462,263)       (648,607)
Class M                                                                       (11,859,099)    (12,157,589)
---------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                       (10,306,904)     (2,201,758)
Class B                                                                       (20,590,978)     (4,975,362)
Class C                                                                        (4,572,611)       (903,669)
Class M                                                                       (16,003,763)     (6,479,192)

=========================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                        91,206,809      90,847,491
Class B                                                                       157,527,088     175,385,489
Class C                                                                        44,261,278      38,234,063
Class M                                                                         3,408,746      29,022,434

=========================================================================================================
Net Assets
Total increase                                                                341,546,542     340,801,580
---------------------------------------------------------------------------------------------------------
Beginning of period                                                           617,109,170     276,307,590
                                                                           --------------   -------------
End of period (including overdistributed net investment
income of $4,113 at 12/31/96)                                               $ 958,655,712   $ 617,109,170
                                                                           ===============  =============

See accompanying Notes to Financial Statements.


                       23 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                   Class A
                                                   ------------------------------------
                                                   Year Ended December 31,
                                                   1997           1996(1)       1995(3)
=======================================================================================
Per Share Operating Data:
Net asset value, beginning of period               $14.27        $13.96          $13.11
---------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                                 .71           .73             .54
Net realized and unrealized gain (loss)              1.93           .65            1.48
                                                   ------        ------           -----
Total income (loss) from investment
operations                                           2.64          1.38            2.02
---------------------------------------------------------------------------------------

Dividends and distributions to shareholders:
Dividends from net investment income                 (.72)         (.72)           (.68)
Distributions from net realized gain                 (.87)         (.35)           (.49)
                                                   ------        ------           -----
Total dividends and distributions
to shareholders                                     (1.59)        (1.07)          (1.17)
---------------------------------------------------------------------------------------
Net asset value, end of period                     $15.32        $14.27          $13.96
                                                   ======        ======          ======

=======================================================================================
Total Return, at Net Asset Value(4)                 18.77%        10.13%          15.42%

=======================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)         $192,212       $93,578          $2,502
 --------------------------------------------------------------------------------------
Average net assets (in thousands)                $145,929       $41,617          $1,799
 --------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                4.58%         5.11%           5.63%(5)
Expenses                                             0.95%         0.98%(6)        1.05%(5)(6)
Expenses (excluding interest)(6)(7)                  0.95%         0.97%           1.01%(5)
 --------------------------------------------------------------------------------------
Portfolio turnover rate(8)                           78.5%         52.7%           57.5%

1. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. For the period from March 11, 1996 (inception of offering) to December 31,
1996.
3. For the period from May 1, 1995 (inception of offering) to December 31, 1995.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
5. Annualized.
6. The expense ratios reflect the effect of gross expenses paid indirectly by the Fund.


                       24 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                Class B                              Class C
                                                -------------------------------      -----------------------
                                                Year Ended December 31,              Year Ended December 31,
                                                1997       1996(1)      1995(3)      1997       1996 (1)(2)
============================================================================================================
Per Share Operating Data:
Net asset value, beginning of period              $14.29     $13.98       $13.11       $14.27         $14.03
------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                                .59        .62          .45         .59             .50
Net realized and unrealized gain (loss)             1.94        .65         1.51        1.93             .59
Total income (loss) from investment               ------     ------       ------      ------          ------
operations                                          2.53       1.27         1.96        2.52            1.09

------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.60)       (.61)        (.60)       (.60)           (.50)
Distributions from net realized gain               (.87)       (.35)        (.49)       (.87)           (.35)
                                                 ------       ------       -----        -----          -----
Total dividends and distributions
to shareholders                                   (1.47)       (.96)       (1.09)      (1.47)           (.85)
--------------------------------------------
Net asset value, end of period                   $15.35      $14.29       $13.98      $15.32          $14.27
                                                 ======      ======       ======      ======          ======

============================================================================================================
Total Return, at Net Asset Value(4)               17.93%       9.28%       15.09%      17.88%           7.74%

============================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)       $383,755    $211,176      $34,465     $85,397         $38,312
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $296,426    $113,784      $15,184     $62,343         $18,550
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              3.80%       4.31%        4.82%       3.82%           4.32%(5)
Expenses                                           1.72%       1.75%(6)     1.69%       1.70%           1.69%(5)(6)
Expenses (excluding interest)(6)(7)                1.72%       1.73%        1.64%       1.70%           1.67%(5)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                         78.5%       52.7%        57.5%        78.5%          52.7%


7. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $831,794,079 and $596,914,610, respectively.
Per share information has been determined based on average shares outstanding for the period.


                       25 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                            Class M
                                            ------------------------------------------------
                                            Year Ended December 31,
                                            1997      1996(1)   1995       1994      1993
--------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period          $14.27    $13.96    $12.20    $13.16    $11.43
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .62       .65       .70       .68       .59
Net realized and unrealized gain (loss)         1.94       .66      2.42      (.81)     1.79
                                              ------    ------    ------    ------    ------
Total income (loss) from
investment operations                           2.56      1.31      3.12      (.13)     2.38
--------------------------------------------------------------------------------------------

Dividends and distributions to share-
holders:
Dividends from net investment income            (.64)     (.65)     (.87)     (.69)     (.65
Distributions from net realized gain            (.87)     (.35)     (.49)     (.14)       --
                                               ------    ------    ------    ------    -----
Total dividends and distributions
to shareholders                                (1.51)    (1.00)    (1.36)     (.83)     (.65
--------------------------------------------------------------------------------------------
Net asset value, end of period                $15.32    $14.27    $13.96    $12.20    $13.16
                                              ======    ======    ======    ======     =====

============================================================================================
Total Return, at Net Asset Value(4)            18.19%     9.58%    26.00%    (1.12)%   21.23%

============================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)    $297,292  $274,043  $239,341  $126,691   $69,375
--------------------------------------------------------------------------------------------
Average net assets (in thousands)           $285,621  $264,936  $181,719  $106,829   $36,923
--------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           4.05%     4.59%     5.12%     5.24%     4.70%
Expenses                                        1.46%     1.58%(6)  1.58%(6)  1.66%     1.78%
Expenses (excluding interest)(6)(7)             1.46%     1.55%     1.56%     1.65%     1.75%
--------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                      78.5%     52.7%     57.5%     52.8%     88.7%

1. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. For the period from March 11, 1996 (inception of offering) to December 31, 1996.
3. For the period from May 1, 1995 (inception of offering) to December 31, 1995.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
5. Annualized.
6. The expense ratios reflect the effect of gross expenses paid indirectly by the Fund.
7. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
8. The lesser of purchases or sales of
portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $831,794,079 and $596,914,610, respectively.
Per share information has been determined based on average shares outstanding for the period.
See accompanying Notes to Financial Statements.


                       26 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies

Oppenheimer Bond Fund for Growth (the Fund), a portfolio of the Bond Fund Series, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class M shares. Class A and Class M shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted equity securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                       27 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies  (continued)
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may not invest in securities with bond ratings of less than C at the time of purchase nor may it invest in securities in default at the time of purchase. At December 31, 1997, securities with an aggregate market value of $443,750, representing 0.05% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. During 1995, the Fund acquired all of the assets and liabilities of another investment company which did not distribute its net investment income or realized gains and was taxed as a C corporation. Accordingly, an accrued tax liability was assumed by the Fund on the date of the acquisition. As of December 31, 1997, the remaining accrued tax liability for net unrealized gains on investments at the time of the acquisition was $806,841.


                       28 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B, Class C and Class M shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends quarterly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1997, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $898,721, a decrease in accumulated net realized gain on investments of $1,145,578, and an increase in paid-in capital of $246,857.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Cost is determined and realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. In computing net investment income, the Fund accretes original issue discount. Market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as income, rather than capital gain.

      Expenses paid indirectly represent a reduction of custodian fees f or earnings on cash balances maintained by the Fund.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                       29 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of shares of beneficial interest of each class, par value $.01 per share. Transactions in shares of beneficial interest were as follows:

                                          Year Ended December 31, 1997     Year Ended December 31, 1996(1)
                                          ----------------------------     ------------------------------
                                          Shares       Amount              Shares       Amount
---------------------------------------------------------------------------------------------------------
Class A:
Sold                                       7,279,999     $111,599,725        6,494,619       $ 92,520,655
Dividends and distributions reinvested       932,388       14,314,572          249,431          3,554,945
Redeemed                                  (2,225,551)     (34,707,488)        (366,014)        (5,228,109)
                                          ----------      -----------       ----------        -----------
Net increase                               5,986,836     $ 91,206,809        6,378,036       $ 90,847,491
                                          ==========     ============       ==========       ============

---------------------------------------------------------------------------------------------------------
Class B:
Sold                                      10,397,158     $160,305,660       12,294,846       $175,175,363
Dividends and distributions reinvested     1,506,208       23,000,990          577,315          8,234,848
Redeemed                                  (1,674,594)     (25,779,562)        (561,285)        (8,024,722)
                                          ----------      -----------       ----------        -----------
Net increase                              10,228,772     $157,527,088       12,310,876       $175,385,489
                                          ==========     ============       ==========       ============

---------------------------------------------------------------------------------------------------------
Class C:
Sold                                       3,123,899     $ 47,976,523        2,679,311       $ 38,154,738
Dividends and distributions reinvested       309,297        4,711,704           91,900          1,310,288
Redeemed                                    (543,468)      (8,426,949)         (85,727)        (1,230,963)
                                          ----------      -----------       ----------        -----------
Net increase                               2,889,728     $ 44,261,278        2,685,484       $ 38,234,063
                                          ==========     ============       ==========       ============

---------------------------------------------------------------------------------------------------------
Class M:
Sold                                       1,920,434     $ 29,581,986        5,031,985       $ 71,344,923
Dividends and distributions reinvested     1,354,464       20,607,753        1,047,016         14,881,567
Redeemed                                  (3,076,456)     (46,780,993)      (4,018,081)       (57,204,056)
                                          ----------      -----------       ----------        -----------
Net increase                                 198,442     $  3,408,746        2,060,920       $ 29,022,434
                                          ==========     ============       ==========       ============

1. For the year ended December 31, 1996 for Class A, Class B and Class M shares and for the period from March 11, 1996 (inception of offering) to December 31, 1996 for Class C shares.

================================================================================
3. Unrealized Gains and Losses on Investments
At December 31, 1997, net unrealized appreciation on investments and options written of $68,378,757 was composed of gross appreciation of $94,812,739, and gross depreciation of $26,433,982.


                       30 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% on the first $50 million of net assets, 0.50% of the next $250 million of net assets and 0.4375% on net assets in excess of $300 million.

      Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets.

      OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses.

      For the year ended December 31, 1997, commissions (sales charges paid by investors) on sales of Class A and Class M shares totaled $1,867,289 and $760,191, respectively, of which $564,844 and $96,399, respectively, was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $5,894,745 and $434,925, respectively, of which $138,642 and $9,133, respectively, were paid to an affiliated broker/dealer. During the year ended December 31, 1997, OFDI received contingent deferred sales charges of $444,782 and $26,261, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

      The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended December 31, 1997, OFDI paid $32,539 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                       31 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions With Affiliates (continued)

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended December 31, 1997, OFDI paid $3,297 and $3,302, respectively, to an affiliated broker/dealer as reimbursement for Class B and Class C personal service and maintenance expenses and retained $2,652,827 and $461,741, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At December 31, 1997, OFDI had incurred unreimbursed expenses of $11,326,716 for Class B and $886,036 for Class C.

      The Fund has adopted a Distribution and Service Plan for Class M shares to reimburse OFDI for its services and costs in distributing Class M shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.50% per year on Class M shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class M shares. OFDI may pay a portion of the asset-based sales charge which it receives from the Fund to provide additional compensation to broker/dealers who sell Class M shares. Both fees are computed on the average annual net assets of Class M shares, determined as of the close of each regular business day. During the year ended December 31, 1997, OFDI paid $8,871 to an affiliated broker/dealer as reimbursement for Class M personal service and maintenance expenses and retained $732,265 as reimbursement for certain Class M sales-related distribution expenses.

================================================================================
5. Option Activity
The Fund may buy put options, or write covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.


                       32 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option or the cost of the security for a purchased put option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 1997 was as follows:


                                                   Call Options
                                                   -----------------------------
                                                   Number of          Amount of
                                                   Options            Premiums
--------------------------------------------------------------------------------
Options outstanding at December 31, 1996             6,552            $1,651,120
Options written                                     29,029            10,106,235
Options closed or expired                          (21,816)           (6,491,345)
Options exercised                                   (3,013)           (1,330,985)
                                                   -------            ----------
Options outstanding at December 31, 1997            10,752            $3,935,025
                                                   =======            ==========

================================================================================

6. Illiquid and Restricted Securities

At December 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1997 was $87,321,885, which represents 9.11% of the Fund's net assets, of which $32,241,129 is considered restricted. Information concerning restricted securities is as follows:


                       33 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

========================================================================================================
6. Illiquid and Restricted Securities (continued)

                                                                                           Valuation
                                                                                 Cost      per Unit
Security                                                       Acquisition Date  Per Unit  Dec. 31, 1997
--------------------------------------------------------------------------------------------------------
Bonds and Other Securities
Bankers Trust Corp.:
3.10% Common Stock Linked Nts., 11/5/02 (ACC Corp.)            10/29/97            100.00%        121.50%
7% Common Stock Linked Nts., 8/16/99 (Sitel Corp.)              8/12/97            100.00          86.25
--------------------------------------------------------------------------------------------------------
Hudson Hotels Corp., 7.5% Cv. Sub. Debs., 7/1/01                 7/8/96            100.00          95.20
--------------------------------------------------------------------------------------------------------
Travel Ports of America, Inc.:
8.50% Cv. Sr. Sub. Debs., 1/15/05                        2/13/95-8/9/95            100.04         128.62
8.50% Cv. Sr. Sub. Debs., 1/15/05 (Reg. S)              6/14/95-8/13/96            111.44         128.62

Stocks, Warrants and Other Securities
Danskin, Inc.:
Escrow deposit to be used to purchase
686,237 shares of Restricted Common Stock
in Rights Offering                                              8/14/95         $     .30      $     .30
$88.2722 Cv. Preferred Stock, Series D                          8/14/95          5,000.00       5,312.50
Portion of Promissory Note to be used to purchase
342,560 shares of Restricted Common Stock
in Rights Offering                                              8/14/95               .30            .30
Restricted Common Shares                                 8/14/95-3/3/97              1.47            .32
Wts., Exp. 10/04                                                8/14/95                --           0.12
--------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc. 6% Yield
Enhanced Equity-Linked Debt Securities, 8/31/98
(Black & Decker Corp.)                                          9/5/96              39.48          37.82
--------------------------------------------------------------------------------------------------------
SubMicron Systems Corp. Wts., Exp. 12/00                        12/11/95               --            .04
--------------------------------------------------------------------------------------------------------
Travel Ports of America, Inc., Wts., Exp. 1/05                  2/13/95                --           1.40

========================================================================================================

7. Bank Borrowings

The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with two other funds managed by the Manager in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. In addition, a commitment fee of 0.07% is allocated among the three participating funds at the end of each quarter, based on the average daily unused portion of the committed line. The commitment fee is allocated among the three funds based upon their respective average net assets for the period. The commitment fee allocated to the Fund for the year ended December 31, 1997 was $245.

      The Fund had no borrowings outstanding at December 31, 1997. For the year ended December 31, 1997, the average monthly loan balance was $468,393 at an average interest rate of 6.056%. The Fund had no borrowings outstanding at any month-end.


                      34 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Bond Fund Series:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Bond Fund for Growth (the sole portfolio constituting Bond Fund Series, hereafter referred to as the Fund) at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and finacial highlights (hereafter referred to as finacial statements) are the responsibility of the Fund's management; our responsiblitiy is to express an opinion on these finacial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Denver, Colorado
January 23, 1998


                       35 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------

In early 1998 shareholders received information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Distributions of $1.0915, $1.0564, $1.0572 and $1.0686 per share were paid to Class A, Class B, Class C and Class M shareholders, respectively, on December 31, 1997, of which, for each class of shares, $0.1810 was designated as a capital gain distribution in the "28% Rate Group" and $0.2476 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

Dividends paid by the Fund during the fiscal year ended December 31, 1997 which are not designated as capital gain distributions should be multiplied by 4.75% to arrive at the net amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                       36 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------
Oppenheimer Bond Fund for Growth
--------------------------------------------------------------------------------


================================================================================
Officers and Trustees      Bridget A. Macaskill, Chairman of the Board of
                              Trustees and President
                           John Cannon, Trustee
                           Paul Y. Clinton, Trustee
                           Thomas W. Courtney, Trustee
                           Lacy B. Herrmann, Trustee
                           George Loft, Trustee
                           Michael S. Rosen, Vice President
                           George C. Bowen, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Adele A. Campbell, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Andrew J. Donohue, Secretary
                           Robert G. Zack, Assistant Secretary
================================================================================
Investment Advisor         OppenheimerFunds, Inc.

================================================================================
Distributor                OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder   OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of               The Bank of New York
Portfolio Securities

================================================================================
Independent Accountants    Price Waterhouse LLP

================================================================================
Legal Counsel              Kirkpatrick & Lockhart LLP

                           This is a copy of a report to shareholders of Oppenheimer Bond Fund for Growth. This report must be preceded or accompanied by a Prospectus of Oppenheimer Bond Fund for Growth. For material information concerning the Fund, see the Prospectus.

                           Shares of OppenheimerFunds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                      37 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------
OppenheimerFunds Family
--------------------------------------------------------------------------------


========================================================================================
Real Asset Funds
---------------------------------------------------------------------------------------
Real Asset Fund               Gold & Special Minerals Fund

=======================================================================================
Stock Funds
---------------------------------------------------------------------------------------
Developing Markets Fund       Discovery Fund                Growth Fund
International Small           Quest Small Cap Value Fund    Global Fund
 Company Fund                 MidCap Fund                   Quest Global Value Fund
Enterprise Fund               Capital Appreciation Fund(1)  Disciplined Value Fund
International Growth Fund     Quest Capital Value Fund      Quest Value Fund

========================================================================================
Stock & Bond Funds
----------------------------------------------------------------------------------------
Main Street Income &          Quest Growth & Income         Disciplined Allocation Fund
 Growth Fund                   Value Fund                   Multiple Strategies Fund(2)
Quest Opportunity Value Fund  Global Growth & Income Fund   Bond Fund for Growth
Total Return Fund             Equity Income Fund

========================================================================================
Bond Funds
----------------------------------------------------------------------------------------
International Bond Fund       Champion Income Fund          U.S. Government Trust
High Yield Fund               Strategic Income Fund         Limited-Term Government Fund
                              Bond Fund

========================================================================================
Municipal Funds
----------------------------------------------------------------------------------------
California Municipal Fund(3)  Pennsylvania Municipal Fund(3) Rochester Division:
Florida Municipal Fund(3)     Municipal Bond Fund            Rochester Fund Municipals
New Jersey Municipal Fund(3)  Insured Municipal Fund         Limited Term New York
New York Municipal Fund(3)    Intermediate Municipal Fund     Municipal Fund

========================================================================================
Money Market Funds(4)
----------------------------------------------------------------------------------------
Money Market Fund             Cash Reserves

========================================================================================
LifeSpan
----------------------------------------------------------------------------------------
Growth Fund                   Balanced Fund               Income Fund

1. On 12/18/96, the Fund's name was changed from "Target Fund."
2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."
3. Available only to investors in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                      38 Oppenheimer Bond Fund for Growth

Information and services
--------------------------------------------------------------------------------
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24-hr access to account information

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

--------------------------------------------------------------------------------
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Account Transactions
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

PhoneLink
24-hr automated information and automated transactions

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Telecommunication Device for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

OppenheimerFunds Information Hotline
24 hours a day, timely and insightful messages on the economy and issues that affect your investments

--------------------------------------------------------------------------------
 1-800-835-3104
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com-- we're here to help.

                                  [Logo] OppenheimerFunds(SM), Distributor, Inc.

RA0345.001.1297 February 27, 1998